UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

SideChannel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28745	86-0837077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

146 Main Street, Suite 405, Worcester, MA 01608

(Address of principal executive offices) (Zip Code)

(508) 925-0114

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 12, 2025, SideChannel, Inc. (the “Company”) held its 2025 annual meeting of stockholders to vote on the following matters:

1.	To elect to five members to the Company’s Board of Directors.

2.	To ratify the appointment of RBSM, LLP as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2025.

3.	To approve the amendment of the Company’s certificate of incorporation, as amended, to effectuate a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-200, with such ratio to be determined by the Company’s Board of Directors in its sole discretion (the “Reverse Stock Split Amendment”).

1. Election of Directors:

Each of the following five nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve until their successors have been duly elected and have qualified.

Nominee	For	Withhold	Broker Non-Votes
Robert Brown	150,321,539	2,474,829	32,016,697
Brian Haugli	150,316,794	2,479,574	32,016,697
Nick Hnatiw	150,316,291	2,480,077	32,016,697
Deborah MacConnel	151,354,210	1,442,158	32,016,697
Hugh Regan, Jr.	151,354,328	1,442,040	32,016,697

2. Ratification of the Company’s Independent Registered Public Accounting Firm:

Stockholders ratified the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
183,368,171	1,343,027	101,867	0

3. Approval of the Reverse Stock Split Amendment:

Stockholders approved the Reverse Stock Split Amendment, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
173,201,732	11,522,582	88,751	0

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SideChannel, Inc.

Date: February 14, 2025	By:	/s/ Brian Haugli
	Name:	Brian Haugli
	Title:	Chief Executive Officer